Ordinary Shares and Equity Incentive Plan	12 Months Ended
Dec. 31, 2022
Share-Based Payment Arrangement [Abstract]
Ordinary Shares and Equity Incentive Plan
10. Ordinary Shares and Equity Incentive Plan
Ordinary Shares
Upon the completion of the IPO, our amended and restated AoA became effective, which authorized the issuance of up to 900,000,000 Class A ordinary shares with no par value and 232,500,000 Class B ordinary shares with no par value, respectively.
We have the following ordinary shares reserved for future issuance:

	As of December 31,
	2022	2021
Warrants to purchase ordinary shares(1)	1,775,475	1,775,475
Share options and RSUs issued and outstanding under the 2013 Plan	20,062,824	26,460,287
Share options and RSUs issued and outstanding under the 2021 Plan	13,134,652	803,556
Remaining shares available for future issuance under the 2021 Plan	8,674,132	13,474,214
Total ordinary shares reserved	43,647,083	42,513,532
_________________
(1)Includes the warrants to purchase ordinary shares and warrants issued to customers.

Equity Incentive Plan
The 2013 Equity Incentive Plan, or the 2013 Plan, was adopted by our board of directors on July 13, 2013 and amended and restated on February 23, 2021. The U.S. Sub-Plan to the 2013 Plan, or the U.S. Sub-Plan, was adopted by our board of directors on May 10, 2015 and amended and restated on February 23, 2021. The 2013 Plan and U.S. Sub-Plan provide for the grant of equity-based incentive awards to our employees, directors, office holders, and consultants in order to incentivize them to increase their efforts on behalf of us and to promote the success of our business.
Immediately prior to the completion of the IPO, we adopted the 2021 Share Incentive Plan, or the 2021 Plan. Following the effectiveness of the 2021 Plan, we no longer grant any awards under the 2013 Plan, though previously granted share-based awards under the 2013 Plan remain outstanding and governed by the 2013 Plan. The 2021 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), Class A ordinary shares, restricted shares, RSUs, stock appreciation rights and other share-based awards. The maximum number of Class A ordinary shares available for issuance under the 2021 Plan is equal to the sum of (i) 13,951,037 Class A ordinary shares, (ii) any shares subject to awards under the 2013 Plan which have expired, or were cancelled, terminated, forfeited or settled in cash in lieu of issuance of shares or became unexercisable without having been exercised and (iii) an annual increase on the first day of each year beginning in 2022 and on January 1st of each calendar year thereafter during the term of the 2021 Plan, equal to the lesser of (A) 5% of the outstanding Class A ordinary shares of the Company on the last day of the immediately preceding calendar year, on a fully diluted, as converted basis; and (B) such amount as determined by our board of directors if so determined prior to January 1 of a calendar year, provided that no more than 13,951,037 Class A ordinary shares may be issued upon the exercise of incentive share options.
Share Options and Shares Available for Grant
Share options generally vest over four years and expire ten years after the date of grant. We issue Class A ordinary shares upon exercise of share options. A summary of share options under our equity incentive plan and related information is as follows:

	Share Options Outstanding
	Outstanding Share Options	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
	(in thousands, except share, life and per share data)
Balance as of December 31, 2021	18,834,740	$2.05	7.0	$109,397
Options exercised	(3,919,606)	$1.07
Options forfeited	(1,129,920)	$3.88
Balance as of December 31, 2022	13,785,214	$2.17	6.1	$34,326
Exercisable as of December 31, 2022	10,244,620	$1.65	5.5	$30,632

There were no share options granted during the year ended December 31, 2022. The weighted-average grant date fair value of share options granted during the years ended December 31, 2021 and 2020 were $16.63, and $4.40, respectively. The aggregate grant date fair value of share options vested during the years ended December 31, 2022, 2021, and 2020 were $12.0 million, $3.2 million, and $2.6 million, respectively. The total intrinsic value of share options exercised during the years ended December 31, 2022, 2021, and 2020 were $17.4 million, $68.6 million, and $4.3 million, respectively. As of December 31, 2022, unrecognized share-based compensation cost related to unvested share options was $14.2 million, which is expected to be recognized over a weighted-average period of 2.0 years.
The Black-Scholes assumptions used to value the employee share options at the grant dates are as follows:

	Year Ended December 31,
	2021	2020
Expected term (years)	5.44 - 6.60	5.75 - 6.11
Expected volatility	67.26% - 68.52%	55.00% - 65.00%
Risk-free interest rate	0.99% - 1.12%	0.52% - 1.73%
Expected dividend yield	0.00%	0.00%
These assumptions and estimates were determined as follows:
•Fair Value of Ordinary Shares - Prior to IPO, the fair value was determined by our board of directors, with input from management and valuation reports prepared by third-party valuation specialists. Post IPO, the fair value of each ordinary share was based on the closing price of our publicly traded ordinary shares as reported on the date of the grant.
•Expected Term - The expected term represents the period that the share options are expected to be outstanding. For share option grants that are considered to be “plain vanilla,” we determine the expected term using the simplified method. The simplified method deems the term to be the average of the time-to-vesting and the contractual life of the share options.
•Expected Volatility - As we have a short trading history for our ordinary shares, the expected volatility is derived from the average historical share volatilities of several unrelated public companies within our industry that we consider to be comparable to our own business over a period equivalent to the option’s expected term.
•Risk-Free Interest Rate - The risk-free rate for the expected term of the share options are based on the yields of U.S. Treasury securities with maturities appropriate for the expected term of employee share option awards.
•Expected Dividend Yield. - We have never declared or paid any cash dividends and do not presently plan to pay cash dividends in the foreseeable future. As a result, an expected dividend yield of zero percent was used.
Restricted Share Units
RSUs vest either upon the satisfaction of service-based vesting conditions, the satisfaction of both service-based and performance-based vesting conditions, or the satisfaction of service-based, performance-based, and market-based vesting conditions. Refer to Note 2 for more information regarding the vesting conditions of our RSUs. RSUs granted under the 2013 Plan can only vest prior to the expiration date of the award which is seven years from the date of grant. Any RSUs that have not vested will automatically terminate on their expiration date. RSUs granted under the 2021 Plan do not have an expiration date.
A summary of RSU activity, including activity under our equity incentive plan, and related information is as follows:

	Number of Shares	Weighted-Average Grant-Date Fair Value Per Share
Unvested as of December 31, 2021	8,429,103	$15.01
Granted	15,873,386	$6.04
Vested	(3,145,103)	$10.46
Forfeited	(1,745,124)	$7.81
Unvested as of December 31, 2022	19,412,262	$9.06

As of December 31, 2022, total unrecognized share-based compensation expense related to unvested RSUs was approximately $123.1 million, which is expected to be recognized over a weighted-average period of 3.3 years.
2021 Employee Share Purchase Plan
We adopted the 2021 Employee Share Purchase Plan, or ESPP, immediately prior to our IPO. A total of 3,742,961 Class A ordinary shares are available for sale under the ESPP, subject to adjustment as provided for in the ESPP. In addition, on the first day of each fiscal year beginning on January 1, 2022 and ending on and including January 1, 2031, such pool of Class A ordinary shares shall be increased by that number of our Class A ordinary shares equal to the lesser of: (i) 1% of the outstanding Class A ordinary shares as of the last day of the immediately preceding fiscal year, determined on a fully diluted as-converted basis; or (ii) such other amount as our board of directors may determine. In accordance with the above, our board of directors determined not to increase the number of Class A ordinary shares available for sale under the ESPP as of January 1, 2022 or January 1, 2023.
Generally, all of our employees are eligible to participate if they are employed by us. However, an employee may not be granted rights to purchase our ordinary shares under the ESPP if such employee (i) immediately after the grant would own capital shares or hold outstanding share options to purchase such shares possessing 5% or more of the total combined voting power or value of all classes of our shares or any of our subsidiaries.
As of December 31, 2022, we have not effected any offering under the ESPP.
Secondary Transaction
In April 2020, in conjunction with the Series E convertible preferred shares financing, certain of our employees and shareholders sold 1,120,809 ordinary shares, of which 521,473 shares were sold by our employees to existing investors at a per share price of $18.08. As the purchases were made by economic interest holders in our acquired shares from our employees, we assessed the impact of this transaction at a price in excess of fair value of such shares. Accordingly, we recognized $5.5 million of such excess value as share-based compensation expense during the year ended December 31, 2020.
CEO Multi-Year Equity Award
In July 2021, our board of directors and shareholders granted our chief executive officer, Mr. Gal, a multi-year equity award, comprising 3,993,440 RSUs (the “Multi-Year Award”). The grant date fair value of the Multi-Year Award, which is the amount of share-based compensation expense that we recognize, is primarily determined based on the share price on the date the award is granted and is not based on our current share price. This amount will be expensed utilizing the accelerated attribution method over the requisite service period of ten years which attributes higher expenses to the earlier periods of the requisite service period.
The Multi-Year Award is structured so that meaningful value may only be realized upon the achievement of sustained and significant high performance levels. The award is divided into ten tranches that are eligible to vest based on the achievement of stock price goals, which range from $26.67 to $106.67, measured based on the average of our stock price over a 60 trading day trailing average during predefined performance periods, subject to Mr. Gal’s continued employment as our Chief Executive Officer through each such period. In order to earn all of the tranches, the stock price will have to be over 5x the price at IPO. No tranches of the Multi-Year Award were earned or vested in 2022.
In addition to the service-based vesting condition, and market-based vesting condition, each described above, the Multi-Year Award is also subject to a performance-based vesting condition. The performance-based vesting condition underlying the Multi-Year Award was satisfied upon the occurrence of our IPO. We recognized $13.0 million and $6.0 million in share-based compensation expense related to the Multi-Year Award during the years ended December 31, 2022 and December 31, 2021, respectively.
Share-Based Compensation
Share-based compensation expense by line item in the consolidated statements of operations is summarized as follows:

	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Cost of revenue	$621	$216	$38
Research and development	10,005	4,246	3,621
Sales and marketing	18,253	10,710	2,814
General and administrative	38,588	18,186	1,472
Total share-based compensation expense	$67,467	$33,358	$7,945